UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 24, 2025

CAPITAL SOUTHWEST CORPORATION
(Exact Name Of Registrant As Specified In Charter)

Texas	814-00061	75-1072796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8333 Douglas Avenue, Suite 1100
Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 238-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.25 par value per share	CSWC	The Nasdaq Global Select Market
7.75% Notes due 2028	CSWCZ	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Capital Southwest Corporation (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”) on July 24, 2025. Shareholders of record at the close of business on May 28, 2025 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 54,816,881 shares of common stock outstanding and entitled to vote. A quorum consisting of 37,598,330 shares of common stock of the Company were present or represented by proxy at the Annual Meeting.

The following four proposals were voted on at the Annual Meeting: (1) the election of six directors to serve until the 2026 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified; (2) the approval of, on an advisory basis, the compensation of the Company’s named executive officers; (3) the approval of an amendment to the Capital Southwest Corporation 2021 Employee Restricted Stock Award Plan; and (4) the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026. The final voting results for each of the proposals submitted to a vote of shareholders at the Annual Meeting are set forth below.

Proposal 1. The following six (6) directors were elected to serve until the 2026 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified by the following vote:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Christine S. Battist	18,454,785	681,665	18,461,880
David R. Brooks	18,359,357	777,093	18,461,880
Jack D. Furst	18,030,115	1,106,335	18,461,880
Ramona Rogers-Windsor	18,429,138	707,312	18,461,880
Michael S. Sarner	18,568,307	568,143	18,461,880
William R. Thomas	18,393,310	743,140	18,461,880

Proposal 2. The compensation of the Company’s named executive officers as disclosed and discussed in the Proxy Statement on Schedule 14A relating to the Annual Meeting was approved on an advisory basis by the following vote:

Votes For	14,140,392
Votes Against	4,148,413
Abstentions	847,645
Broker Non-Votes	18,461,880

Proposal 3. The approval of the amendment to the Capital Southwest Corporation 2021 Employee Restricted Stock Award Plan was approved by the following vote:

Votes For	17,109,860
Votes Against	1,235,703
Abstentions	790,887
Broker Non-Votes	18,461,880

Proposal 4. The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026 was approved by the following vote:

Votes For	36,352,976
Votes Against	667,670
Abstentions	577,684

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2025

By:	/s/ Michael S. Sarner
Name: Michael S. Sarner
Title: President and Chief Executive Officer